UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 7, 2019

BRAZIL MINERALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55191	39-2078861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Rua Vereador João Alves Praes nº 95-A

Olhos D’Água, MG 39398-000, Brazil

(Address of principal executive offices, including zip code)

(833) 661-7900

(Registrant’s telephone number, including area code)

Not applicable

(Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

♦	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

♦	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

♦	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

♦	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Cautionary NOTE Regarding Forward-Looking Statements

Our disclosure and analysis in this Current Report on Form 8-K for Brazil Minerals, Inc. (the “Company”) contains some forward-looking statements. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections and may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events.

You are advised to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors. Other factors besides those discussed in this Current Report could also adversely affect us.

Item 8.01. Other Events.

On August 7, 2019, the Company obtained the rights over claims for rare earths areas totaling 12,528 acres in Brazil and comprising three mineral rights. Two mineral rights are in the state of Goiás and one mineral right is in the state of Tocantins.

Brazil is one of only very few countries where rare earths are known to occur in concentrations allowing economic recovery. The term “rare earths” denotes a group of seventeen minerals which are needed in small amounts but essential in several high-technology applications including electric vehicles and military hardware. China appears to control the majority of the world’s supply of rare earths according to multiple news media articles that appeared recently.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAZIL MINERALS, INC.

Dated: August 14, 2019	By:	/s/ Marc Fogassa
Name: Marc Fogassa Title: Chief Executive Officer

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